UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 13, 2014

FIRST BUSINESS FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive Madison, Wisconsin (Address of principal executive offices)	53719 (Zip code)

(608) 238-8008

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amended Current Report on Form 8-K/A is being filed by First Business Financial Services, Inc. (“First Business”) to include the legend required by paragraph (c)(1) of Rule 165, which was inadvertently omitted from the Current Report on Form 8-K filed by First Business on August 18, 2014.

Item 8.01.  Other Events.

On August 13, 2014, First Business received notice of regulatory approval from the Federal Reserve Bank of Chicago, acting under delegated authority from the Board of Governors of the Federal Reserve System, of the application by First Business to acquire Aslin Group, Inc. (“Aslin Group”) via merger, and thereby acquire control of Alterra Bank pursuant to section 3(a)(5) of the Bank Holding Company Act.  On August 14, 2014, First Business received notice of regulatory approval from the Kansas Office of the State Bank Commissioner for the merger.  The merger is expected to close in late 2014.

Additional Information

Communications in this current report on Form 8-K/A do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger and issuance of First Business common stock in connection with the proposed merger will be submitted to Aslin Group’s stockholders for their consideration and approval.  First Business has filed with the SEC a registration statement on Form S-4 that includes a proxy statement to be used by Aslin Group to solicit the required approval of their stockholders in connection with the proposed merger and constitutes a prospectus of First Business.  First Business may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF ASLIN GROUP ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN AND WILL BE FILED WITH THE SEC AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement and prospectus and other documents containing important information about First Business and Aslin Group, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Business will be available free of charge on First Business’ website at www.firstbusiness.com/investor-relations/.

Aslin Group and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aslin Group in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and prospectus and other relevant materials to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 22, 2014

FIRST BUSINESS FINANCIAL SERVICES, INC.

By:

/s/ James F. Ropella

James Ropella

Senior Vice President and Chief Financial

Officer